CONFIRMATION AGREEMENT

This Confirmation Agreement dated as of March 22, 2023 is between TriplePoint Private Venture Credit Inc., a Maryland corporation (the “Company”), and the holders of the Notes which are signatories hereto (the “Noteholders”).

RECITALS:

A.The Company and the Purchasers listed in the Purchaser Schedule to the Note Purchase Agreement (as defined below) have heretofore entered into the Master Note Purchase Agreement dated April 6, 2022 (the “Note Purchase Agreement”). The Company has heretofore issued $75,000,000 aggregate principal amount of its 5.86% Series 2022A Senior Notes, due April 6, 2027 (the “Notes”) pursuant to the Note Purchase Agreement. The Noteholders are the holders of more than 50% of the outstanding principal amount of the Notes.

A.Section 10.7(c) of the Note Purchase Agreement provides that “The Company will not permit Shareholders’ Equity at the last day of any fiscal quarter of the Company to be less than$219,762,000 plus 65% of the net proceeds of the sale of Equity Interests by the Company and its Subsidiaries after December 31, 2021.”

A.The Company and the Noteholders agree and confirm that the reference to “$219,762,000” in Section 10.7(c) of the Note Purchase Agreement reflects a drafting error and not the intended 65% of Shareholders’ Equity as of December 31, 2021, upon which figure the Purchasers and holders of the Notes made their respective investment decisions to acquire the Notes.

The Company and the Noteholders confirm and agree that Section 10.7(c) of the Note Purchase Agreement should read as follows (the “Corrected Provision”): “The Company will not permit Shareholders’ Equity at the last day of any fiscal quarter of the Company to be less than $142,845,300 plus 65% of the net proceeds of the sale of Equity Interests by the Company and its Subsidiaries after December 31, 2021.”

This Confirmation Agreement shall be construed in connection with and as part of the Note Purchase Agreement for all purposes, as if the Corrected Provision had been included in and part of the Note Purchase Agreement as originally executed on April 6, 2022, and except as modified by this agreement, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

This Confirmation Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement. The parties agree to electronic contracting and signatures with respect to this Confirmation Agreement. Delivery of an electronic signature to, or a signed copy of, this Confirmation Agreement by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes.

All capitalized terms not otherwise defined herein shall have the same meaning as specified in the Note Purchase Agreement.

[Signature Page Follows]

TRIPLEPOINT PRIVATE VENTURE CREDIT INC.

By:______________________

Name: Christopher Mathieu
Title: Chief Financial Officer

The foregoing is hereby agreed to as of the
date thereof.

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

By: Barings LLC, as Investment Adviser

By:

Barings‐Corporate

The foregoing is hereby agreed to as of the
date thereof.

CSAA INSURANCE EXCHANGE
By: Sun Life Capital Management (U.S.) LLC, its Investment Adviser

By:

David Belanger             Name:
Managing Director          Title:

By:

Gary Greaves Name:
Managing Director          Title:

The foregoing is hereby agreed to as of the
date thereof.

AXIS SPECIALTY INSURANCE COMPANY
By: Sun Life Capital Management (U.S.) LLC, its Investment Adviser

By:

David Belanger             Name:
Managing Director          Title:

By:

Gary Greaves Name:
Managing Director          Title:

The foregoing is hereby agreed to as of the
date thereof.

MEDICA INSURANCE COMPANY
By: Sun Life Capital Management (U.S.) LLC, its Investment Adviser

By:

David Belanger             Name:
Managing Director          Title:

By:

Gary Greaves Name:
Managing Director          Title:

The foregoing is hereby agreed to as of the
date thereof.

SUN LIFE HONG KONG LIMITED

By:

Shiuan Ting van Vuuren            Name:
Chief Investment Officer          Title:

CHUBB LIFE INSURANCE COMPANY LTD.

By:
Name:
Title:

CAPITOL LIFE INSURANCE COMPANY
By: Aspida Life Re Ltd., its investment manager
By: Ares Insurance Solutions LLC, its sub-advisor
By: Ares Alternative Credit Management LLC, its sub-
advisor

By:
Name: Jason Cohen
Title: Authorized Signatory

FIDELITY & GUARANTY LIFE INSURANCE COMPANY
By: Aspida Life Re Ltd., its investment manager
By: Ares Insurance Solutions LLC, its sub-advisor
By: Ares Alternative Credit Management LLC, its sub-
advisor

By:
Name: Jason Cohen
Title: Authorized Signatory

SOUTHERN ATLANTIC RE INC.
By: Aspida Life Re Ltd., its investment manager
By: Ares Insurance Solutions LLC, its sub-advisor
By: Ares Alternative Credit Management LLC, its sub-
advisor

By:
Name: Jason Cohen
Title: Authorized Signatory